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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - September 26, 1997


                          Advanced Viral Research Corp.
             (Exact name of registrant as specified in its charter)


    Delaware                        33-2262-A                     59-2646820
(State or other juris-           (Commission File               (IRS Employer
diction of incorporation)            Number)                 Identification No.)


             1250 East Hallandale Beach Blvd.
             Suite 501
             Hallandale, Florida                                    33009
             (Address or principal executive offices             (zip code)


       Registrant's telephone number, including area code: (954) 458-7636




                                      NONE
          (Former name or former address, if changed since last report)



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Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.           Other Events

                  On September 26, 1997 Advanced Viral Research Corp. ("ADVR") sold $3,000,000 face amount of its ten-year 7% Convertible Debenture to RBB Bank AG ("RBB") in an offshore transaction pursuant to Regulation S under the Securities Act of 1933. The Debenture is convertible into common shares of the Company pursuant to a formula more particularly described in the Debenture, a copy of which is attached hereto as Exhibit 4(h). In connection with the aforesaid transaction, the Company issued to RBB three Warrants to purchase its common stock, each such Warrant entitling the holder to purchase 600,000 shares of the Company's common stock. The exercise prices of the three Warrants are $0.20, $0.23 and $0.27 per Warrant share, respectively. Each Warrant contains anti-dilution provisions which provide for the adjustment of Warrant price and Warrant shares as more particularly set forth therein. A copy of the first of the three Warrants is attached hereto as
                  Exhibit 4(i) with the second and third being identical in all respects except as set forth above.


Item 6.           Resignation of Registrant's Directors

                  Not Applicable

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of business acquired

                           None


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                  (b)      Pro forma financial information

                           None

                  (c)      Exhibits

                           10(aa) Copy of Purchase and Sale agreement dated September 26, 1997 between the Company and RBB Bank AG.

                           4(h)     The Company's 7% Convertible Debenture

                           4(i)     The Company's Warrant to Purchase Common
                                    Stock


Item 8.           Change in Fiscal Year

                  Not Applicable



                      [This Space Intentionally Left Blank]


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED VIRAL RESEARCH CORP.
                                     (Registrant)


                                     By: /s/ William Bregman
                                        --------------------------
                                         William Bregman,
                                         Secretary-Treasurer


Date:  September 26, 1997


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                                LIST OF EXHIBITS


10(aa) Copy of Purchase and Sale Agreement dated September 26, 1997 between the Company and RBB Bank AG

4(h)              The Company's 7% Convertible Debenture

4(i)              The Company's Warrant to Purchase Common Stock